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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of ISG Resources, Inc. (formerly JTM Industries, Inc.) (the
"Company") made pursuant to the Prospectus, dated June   , 1998 (the
"Prospectus"), if certificates for Restricted Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This form may be delivered or transmitted by facsimile transmission, mail, or hand delivery to U.S. Bank National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Restricted Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

          DELIVERY TO: U.S. BANK NATIONAL ASSOCIATION, EXCHANGE AGENT

             BY MAIL OR OVERNIGHT COURIER OR HAND:

             U.S. Bank National Association
                             107 South Main Street, Suite 303
                             Salt Lake City, Utah 84111
                             Attention: Kim Galbraith
                             Telephone:(801)534-6208
                             By Facsimile: (801) 534-6208

          (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight courier)

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Restricted Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Notes Tendered:*
$_______________________________________________________________________________

                                               If Restricted Notes will be
                                               delivered by

                                               book-entry transfer to the
                                               Depository Trust

                                               Company, provide account number.

Certificate Nos. (if available):
______________________                      Account Number _____________________

Total Principal Amount Represented
by Restricted Notes Certificate(s):
$_______________________________________________________________________________

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*   Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X_______________________________________________________________________________
X_______________________________________________________________________________
    Signature(s) of Owner(s) or Authorized Signatory      Date

    Area Code and Telephone Number:

    Must be signed by the holder(s) of Restricted Notes as their name(s) appear(s) on certificates for Restricted Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or the person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

  ______________________________________________________________________________

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                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Restricted Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Restricted Notes into the Exchange Agent's account at the Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the date of the delivery hereof. Name of Firm: __________________________________________________________________
Authorized Signature: __________________________________________________________
Title: _________________________________________________________________________
Name: __________________________________________________________________________
Address: _______________________________________________________________________

                             (Please Type or Print)
Area Code and Tel. No. _________________________________________________________
Dated: _________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR RESTRICTED NOTES WITH THIS FORM. CERTIFICATES FOR RESTRICTED NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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